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                                                                   EXHIIBT 10.17


                           RESTRICTED STOCK AGREEMENT

         THIS AGREEMENT, made as of the ____ day of ________, ____, by and between American Spectrum Realty, Inc., a Maryland corporation with its principal office at 1800 East Deere Avenue, Santa Ana, California 97206 (the "Company"), and ___________, residing at
____________________________________________ (the "Participant").

         WHEREAS, the Board of Directors of the Company (the "Board") approved and the stockholders adopted the American Spectrum Realty, Inc. 2000 Omnibus Stock Incentive Plan (the "Plan");

         WHEREAS, the Board has determined that the Participant receive an award of Restricted Stock under the Plan.

         NOW, THEREFORE, the Company and the Participant agree as follows:

         1. Grant of Shares.

         Subject to the restrictions, terms and conditions of the Plan and this Agreement, the Company hereby awards to the Participant _______________ (______) shares of the validly issued common stock of the Company, par value $.01 per share (the "Shares"). The Participant shall pay the Company $.01 per Share for each Share awarded hereunder Pursuant to Section 3 hereof, the Shares are subject to certain restrictions, which restrictions shall expire in accordance with the provisions of Section 2 hereof. While such restrictions are in effect, the Shares subject to such restrictions shall be referred to herein as "Restricted Stock."

         2. Vesting. The Restricted Stock shall become vested and cease to be Restricted Stock (but shall remain subject to the other terms of this Agreement) as follows if the Participant has been continuously employed by the Company or an Affiliate until such date:

         ----------------------------------------------------------
         VESTING DATE                       NUMBER OF SHARES
         ----------------------------------------------------------
                  Grant Date
         ----------------------------------------------------------
         1st anniversary of Grant Date
         ----------------------------------------------------------
         2nd anniversary of Grant Date
         ----------------------------------------------------------
         3rd anniversary of Grant Date
         ----------------------------------------------------------

         There shall be no proportionate or partial vesting in the periods prior to the applicable vesting dates and all vesting shall occur only on the appropriate vesting date.

         In addition, all shares shall become immediately vested and cease to be Restricted Stock upon any Change in Control.


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         3. Restrictions on Transfer. The Participant shall not sell, negotiate, transfer, pledge, hypothecate, assign or otherwise dispose of the Shares, except as set forth in the Plan or this Agreement. Any attempted sale, negotiation, transfer, pledge, hypothecation, assignment or other disposition of the Shares in violation of the Plan or this Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue "stop transfer" instructions to its transfer agent.

         4. Forfeiture. If the Participant's employment with the Company or any Affiliate is terminated for any reason (other than death), including, without limitation, retirement, disability or for Cause during the relevant Restriction Period, the Participant shall forfeit to the Company, without compensation, any and all unvested Restricted Stock; provided however that the Participant shall not forfeit any unvested Restricted Stock if Participant is employed pursuant to an employment agreement and the termination of employment is for a breach by the Company or the Participant terminates for "Good Reason" (as defined in the employment agreement).

         5. Rights as a Holder of Restricted Stock. From and after the Grant Date, the Participant shall have the right to vote the Restricted Stock, to receive and retain all cash dividends payable to holders of Shares of record on and after the Grant Date (although such dividends will be treated, to the extent required by applicable law, as additional compensation for tax purposes), and to exercise all other rights, powers and privileges of a holder of Shares with respect to the Restricted Stock, with the exceptions that the Participant shall not transfer the Restricted Stock during the Restriction Period.

         6. Adjustments. In the event of any stock dividend, split up, split-off, spin-off, distribution, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or liquidation or the like, the Restricted Stock shall, where appropriate in the sole discretion of the Board, receive the same distributions as other Shares or be adjusted either on the same basis as other Shares or on some other basis as determined by the Board. In any such event, the Board may, in its sole discretion, determine to award additional Restricted Stock in lieu of the distribution or adjustment being made with respect to other Shares. In any such event, the determination made by the Board shall be conclusive.

         7. Taxes; Section 83(b) Election. The Participant acknowledges, subject to the last sentence of this paragraph, that (i) no later than the date on which any Restricted Stock shall have become vested, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested; (ii) the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Participant any Federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested, including that the Company may, but shall not be required to, sell a number of Shares sufficient to cover applicable withholding taxes; and (iii) in the event that the Participant does not satisfy
(i) above on a timely basis, the Company may, but shall not be required to, pay such required withholding and treat such amount as a demand loan to you at


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the maximum rate permitted by law, with such loan, at the Company's sole discretion and provided the Company so notifies the Participant within 30 days of the making of the loan, secured by the Shares and any failure by you to pay the loan upon demand shall entitle the Company to all of the rights at law of a creditor secured by the Shares. The Company may hold as security any certificates representing any Shares and, upon demand of the Company, the Participant shall deliver to the Company any certificates in his or her possession representing Shares together with a stock power duly endorsed in blank. The Participant also acknowledges that it is his or her sole responsibility, and not the Company's, to file timely and properly any election under Section 83(b) of the Internal Revenue Code and any corresponding provisions of state tax laws, if you wish to utilize such election.

         8. Legend. In the event that a certificate evidencing Restricted Stock is issued, the certificate representing the Shares shall have endorsed thereon the following legends:

            (a) "THE ALIENATION, ATTACHMENT, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR CHARGE OF THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF AMERICAN SPECTRUM REALTY, INC. (THE "COMPANY") 2000 OMNIBUS STOCK INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY DATED AS OF THE ___ DAY OF ________, ____. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

            (b) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

            (c) Any legend required to be placed thereon by applicable blue sky laws of any state.

         Notwithstanding the foregoing, in no event shall the Company be obligated to issue a certificate representing the Restricted Stock prior to vesting as set forth in Section 2 hereof.


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               9. Company Call Rights. In the event of the Participant's
termination of employment by the Company for Cause, the Company may repurchase from the Participant any shares of Common Stock previously acquired by the Participant through the award of Restricted Stock under the Plan at a repurchase price equal to the lesser of (i) the par value paid for such Restricted Stock or
(ii) the Fair Market Value of a Share as of the date of termination.

               10. Securities Representations. The Shares are being issued to the Participant and this Agreement is being made by the Company in reliance upon the following express representations and warranties of the Participant.

               The Participant acknowledges, represents and warrants that:

                   (a) the Shares are being acquired for his own account and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling any of such Shares;

                   (b) he has been advised that the Shares have not been registered under the Securities Act of 1933 (the "Act") on the ground that no distribution or public offering of the Shares is to be effected, and in this connection the Company is relying in part on his representations set forth in this Section;

                   (c) in the event that the Participant is permitted to sell, transfer, pledge, hypothecate, assign or otherwise dispose of the Shares, the Participant may only do so pursuant to a registration statement under the Act and qualification under applicable state securities laws or pursuant to an opinion of counsel satisfactory to the Company that such registration and qualification are not required, and that the transaction (if it involves a sale in the over-the-counter market or on a securities exchange) does not violate the provisions of Rule 144 under the Act. A stop-transfer order will be placed on the books of the Company respecting the certificates evidencing the Shares, and such certificates shall bear, until such time as the Shares evidenced by such certificates shall have been registered under the Act or shall have been transferred in accordance with an opinion of counsel for the Company that such registration is not required, the legends set forth in Section 8 thereof;

                   (d) the transfer of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available and the Company is under no obligation to register the Shares; and

                   (e) he understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption form registration under Rule 144 will not be available unless: (i) a public trading market then exists for the common stock of the Company; (ii) adequate information concerning the Company is then available to the public; and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.



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         11. LOCK UP. Participant agrees that in connection with any registration of the Company's securities that, upon request of the Company or the underwriter managing any public offering of the Company's securities, Participant will not sell or otherwise dispose of any shares of Common Stock without the prior written consent of the Company or such underwriter, as the case may be, for a period of time (not to exceed one (1) year) from the effective date of such registration as the Company or the underwriter may specify for persons of Participant's status.

         12. Not an Employment Agreement. Neither the execution of this Agreement nor the issuance of the Shares hereunder constitute an agreement by the Company to employ or to continue to employ the Participant during the entire, or any portion of, the term of this Agreement, including but not limited to any period during which any Restricted Stock is outstanding.

         13. Power of Attorney. The Company, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments and transfers of the Restricted Stock, other RS Property, Shares and property provided for herein, and the Participant hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for this purpose.

         14. Uncertificated Shares. Notwithstanding anything else herein, the Committee may, in its sole and absolute discretion, subject to the terms of the Plan, issue the Shares in the form of uncertificated shares. Such uncertificated shares of Restricted Stock shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant. If thereafter certificates are issued with respect to such uncertificated shares of Restricted Stock, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.

         15. Miscellaneous.

            15.1 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Company may assign to, and require, any successor (whether direct or indirect, by purchase, merger, consolidation or


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otherwise) to all or substantially all of the business and/or assets of the
Company or any Affiliate by which you the Participant is employed to expressly assume and agree in writing to perform this Agreement. Notwithstanding the foregoing, the Participant may not assign this Agreement.

            15.2 This award of Restricted Stock shall not affect in any way the right or power of the Board or stockholders of the Company to make or authorize an adjustment, recapitalization or other change in the capital structure or the business of the Company, any merger or consolidation of the Company or subsidiaries, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, the dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

            15.3 The Participant agrees that the award of the Restricted Stock hereunder is special incentive compensation and that it, any dividends paid thereon (even if treated as compensation for tax purposes) will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement or profit-sharing plan of the Company or any life insurance, disability or other benefit plan of the Company.

            15.4 No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

            15.5 This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one contract.

            15.6 The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

            15.7 The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.


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            15.8 The Company shall pay all fees and expenses necessarily incurred by the Company in connection with the Plan and this Agreement and will from time to time use its reasonable efforts to comply with all laws and regulations which, in the opinion of counsel to the Company, are applicable thereto.

            15.9 All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered, or on the second succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth at the heading of this Agreement or to such other address as either party may designate by like notice. Notices to the Company shall be addressed to the Chairman of the Committee with a copy similarly sent to the General Counsel.

            15.10 This Agreement and the award hereunder is subject to all the restrictions, terms and provisions of the Plan which are incorporated herein by reference. In the event of an inconsistency between any provision of the Plan and this Agreement, unless otherwise indicated, the terms of the Plan shall control. The capitalized terms in this Agreement that are not otherwise defined shall have the same meaning as set forth in the Plan.

            15.11 By executing this Agreement and by paying the price (if any) required hereunder within 90 days after the day and year first above written, the award of Restricted Stock shall be accepted by the Participant.

            15.12 This Agreement shall be construed, interpreted and governed and the legal relationships of the parties determined in accordance with the internal laws of the State of Maryland without reference to rules relating to conflicts of law.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                             AMERICAN SPECTRUM REALTY, INC.




                                             By
                                                --------------------------------
                                                (Title)

                                             -----------------------------------
                                                (Participant)









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